Exhibit 99.1
Rivian Releases Q3 Production and Delivery Figures, Updates 2024 Annual Production Outlook and Sets Date for Third Quarter 2024 Results

Irvine, California, October 4, 2024: Rivian Automotive, Inc. (NASDAQ: RIVN) today announced production and delivery totals for the quarter ending September 30, 2024. The company produced 13,157 vehicles at its manufacturing facility in Normal, Illinois and delivered 10,018 vehicles during the same period.

Rivian is experiencing a production disruption due to a shortage of a shared component on the R1 and RCV platforms. This supply shortage impact began in Q3 of this year, has become more acute in recent weeks and continues. As a result of the supply shortage, Rivian is revising its annual production guidance to be between 47,000 and 49,000 vehicles. The company is also reaffirming its annual delivery outlook of low single digit growth as compared to 2023, which it expects to be in a range of 50,500 to 52,000 vehicles.

The company also announced that on November 7, 2024, after market close, it will release its third quarter 2024 financial results. Rivian will host an audio webcast at 5:00 p.m. ET the same day to discuss the performance and outlook for the business. The live webcast will be available at https://edge.media-server.com/mmc/p/2m7m5wyb and a replay will be available for four weeks at www.rivian.com/investors following the webcast.

Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our annual production and delivery outlook; expectations regarding the current supply shortage; and expectations regarding our future growth. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements use these words or expressions.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed in Part II, Item 1A, “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and our other filings with the Securities and Exchange Commission. The forward-looking

Exhibit 99.1
statements in this press release are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

About Rivian:

Rivian (NASDAQ: RIVN) is an American automotive manufacturer that develops and builds category-defining electric vehicles and accessories. The company creates innovative and technologically advanced products that are designed to excel at work and play with the goal of accelerating the global transition to zero-emission transportation and energy. Rivian vehicles are built in the United States and are sold directly to consumer and commercial customers. The company provides a full suite of services that address the entire lifecycle of the vehicle and stay true to its mission to keep the world adventurous forever. Whether taking families on new adventures or electrifying fleets at scale, Rivian vehicles all share a common goal — preserving the natural world for generations to come.

Learn more about the company, products, and careers at www.rivian.com.

Contacts:
Investors: ir@rivian.com

Media: Harry Porter, media@rivian.com